Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 26, 2007, among VENTAS, INC., a Delaware corporation (the “Issuer”), and the purchasers listed on Schedule I hereto (collectively, the “Purchasers”).

WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the closing under, the Purchase Agreement, dated as of April 26, 2007, among the Issuer, Ventas Realty, Limited Partnership and the Purchasers (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement and concurrently with the execution of this Agreement, the Purchasers are acquiring from the Issuer shares of the Issuer’s Series A Senior Preferred Stock, liquidation preference of $1,000 per share (the “Securities”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Issuer and the Purchasers agree as follows:

1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

“Commission” means the Securities and Exchange Commission.

“Demand Period” means the period commencing six months from the date hereof and ending two years from the date hereof.

“Demand Registration Statement” means a Registration Statement filed or to be filed pursuant to a written Purchaser Request pursuant to Section 3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means any holder, from time to time, of Registrable Securities.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Purchaser Request” means a request from Purchasers that in the aggregate possess a majority of the Registrable Securities outstanding as of the date of such request.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon

Rules 430A, 430B or 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means any Securities issued or issuable pursuant to the Purchase Agreement and Certificate of Designations until the date on which such Security (i) is transferable or saleable pursuant to a Registration Statement covering such Security which has been filed with the Commission pursuant to the Securities Act, or (ii) is transferable or saleable pursuant to Rule 144(k) (or any successor provision to such Rule) promulgated under the Securities Act.

“Registration Statement” shall mean any registration statement to be filed under the Exchange Act, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including pre- and post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Rule 144,” “Rule 415,” “Rule 424” and “Rule 461” means Rule 144, Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

2. [Reserved].

3. Demand Registration.

(a) If at any time during the Demand Period the Issuer shall receive a written Purchaser Request that the Issuer file a registration statement under the Securities Act, then the Issuer shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 3(b) below, shall file (as expeditiously as practicable, and in any event within thirty (30) days of the receipt of such request) and use its commercially reasonable best efforts to have declared effective, a registration statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered within eighteen (18) days of the mailing of such notice by the Issuer in accordance with Section 9(g) below.

(b) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Issuer as a part of their request made pursuant to this Section 3 and the Issuer shall, to the extent practicable, include such information in the written notice referred to in Section 3(a). In such event, the obligation of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders participating in the underwriting and such Holder) to the extent provided herein. A majority in interest of the Holders of Registrable Securities participating in the underwriting, in consultation with the Issuer and subject to the approval of the Issuer (not to be unreasonably withheld or delayed), shall select the managing underwriter or underwriters in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Issuer as provided in Section 5(m)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of such Holders; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 3, if the managing underwriter advises a Holder that marketing factors require a limitation of the number of shares to be underwritten, then the Holder shall so advise the Issuer and the Issuer shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among Holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such Holders, until such Holders have included in the underwriting all shares requested by such holders to be included, and (ii) thereafter, among all other holders of the Securities, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of the Securities owned by such holders. Without the consent of a majority in interest of the Holders of Registrable Securities participating in a registration referred to in Section 3(a), no securities other than Registrable Securities shall be covered by such registration if the inclusion of such other securities would result in a reduction of the number of Registrable Securities covered by such registration or included in any underwriting or if, in the opinion of the managing underwriter, the inclusion of such other securities would adversely impact the marketing of such offering.

(c) The Issuer shall be obligated to effect two (2) Demand Registration Statements pursuant to Purchaser Requests under this Section 3.

(d) Notwithstanding the foregoing, if the Issuer shall furnish to the Holders requesting a Registration Statement pursuant to this Section 3, a certificate signed by the chief executive officer of the Issuer stating that in the good faith judgment of the Board of Directors of the Issuer, it would be detrimental to the Issuer and its stockholders for such Registration Statement to be filed or maintained by reason of (i) a material pending financing, acquisition, disposition, corporate reorganization, merger, public offering of securities, or other transaction involving or being contemplated by the Issuer or (ii) the Issuer being in possession of material non-public information not otherwise then required by law to be publicly disclosed that it deems advisable not to disclose in the Registration Statement, and it is therefore essential to defer the filing of or suspend such Registration Statement, the Issuer shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the Purchaser Request; provided, however, that the Issuer may not utilize this right more than once in any six (6) month period; provided, further, that the Issuer shall at all times in good faith use its reasonable best efforts to cause any Registration Statement required by this Agreement to be filed or restored as soon as possible thereafter.

4. [Intentionally Omitted].

5. Demand Registration Procedures. In connection with the Issuer’s registration obligations hereunder with respect to a Demand Registration Statement, the Issuer shall:

(a) Not less than three Business Days prior to the filing of each Demand Registration Statement or any related Prospectus or any amendment or supplement thereto, the Issuer shall (i) furnish to the Holders and their counsel copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and their counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Issuer shall not file such Demand Registration Statement or any related Prospectus, amendments or supplements thereto to which the Holders of a majority of the Registrable Securities to be included in such Demand Registration Statement and their counsel shall reasonably object.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Demand Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement continuously effective as to the applicable Registrable Securities until the end of the related offering; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable, to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and as promptly as reasonably practicable provide the Holders and their counsel true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Demand Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the applicable Demand Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities to be sold pursuant to a Demand Registration Statement and their counsel as promptly as reasonably practicable, and (if requested by any such person) confirm such notice in writing no later than one Business Day thereafter, of any of the following events: (i) the Commission notifies the Issuer whether there will be a “review” of any Demand Registration Statement; (ii) the Commission comments in writing on any Demand Registration Statement (in which case the Issuer shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Demand Registration Statement or any post-effective amendment thereto is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Demand Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Demand Registration Statement or initiates any proceedings for that purpose; (vi) the Issuer receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (vii) the financial statements included in any Demand Registration Statement become ineligible for inclusion therein or any statement made in any Demand Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Demand Registration Statement, related Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable best efforts to avoid the issuance of or, if issued, to obtain the withdrawal of (i) any order suspending the effectiveness of any Demand Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder of Registrable Securities included therein and its counsel, without charge, at least one conformed copy of each Demand Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such person (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder of Registrable Securities included therein and its counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) related to a Demand Registration Statement and each amendment or supplement thereto as such persons may reasonably request. Subject to the provisions of Section 9(f) of this Agreement, the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) [Reserved].

(h) Prior to any public offering of Registrable Securities pursuant to a Demand Registration Statement, use its commercially reasonable best efforts to register or qualify or cooperate with the selling Holders and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective until the offering is completed

(but in no event longer than 90 days from commencement of the offering), and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Demand Registration Statement.

(i) Reasonably cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Demand Registration Statement, which certificates shall be free of all restrictive legends (subject to the Certificate of Designations), and to enable such Registrable Securities to be in such denominations (subject to the Certificate of Designations) and registered in such names as any such Holders may request.

(j) Upon the occurrence of any event described in Section 5(c)(vii), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to such a Demand Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Demand Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) Reasonably cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities pursuant to a Demand Registration Statement, including without limitation by making available any documents and information reasonably requested.

(l) [Reserved].

(m) In the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form (including without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations), with the managing underwriter of such offering.

(n) Comply with in all material respects all applicable rules and regulations of the Commission.

(o) The Issuer shall not be required to deliver any document pursuant to any provision of this Section 5 to any Holder who is not selling Registrable Securities under the applicable Demand Registration Statement.

6. [Intentionally Omitted.]

7. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses in connection with compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Issuer in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Issuer and with respect to the Holders, reasonable fees and expenses of one counsel to the Holders (selected by a majority in interest of the Holders participating in such Demand Registration Statement), and (e) fees and expenses of all other persons retained by the Issuer in connection with the consummation of the transactions contemplated by this Agreement.

8. Indemnification

(a) Indemnification by the Issuer. The Issuer shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, and employees of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, liabilities, claims or expenses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Issuer by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 5(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Issuer has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 9(f). The Issuer shall notify the Holders promptly of the institution, threat or assertion of any proceeding of which the Issuer is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, liabilities, claims or expenses, as incurred, arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated

therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Issuer specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that it is materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.

An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed to assume the defense of such proceeding (with sufficient promptness to ensure that the Indemnified Parties are not prejudiced by delay), or shall employ incompetent counsel in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have reasonably determined that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes (i) an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party.

All reasonable out-of-pocket fees and expenses of the Indemnified Party (including reasonable out-of-pocket fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it may be ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder). Any other provision in this Agreement notwithstanding, the Indemnifying Party shall only be liable for the reasonable out-of-pocket fees and expenses of one separate counsel representing the Indemnified Parties (and one local counsel per jurisdiction as appropriate).

(d) Contribution. If a claim for indemnification under Section 8(a) or 8(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9. Miscellaneous

(a) Remedies. In the event of a breach by the Issuer or by a Holder of any of their obligations under this Agreement, each Holder or the Issuer, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuer and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Issuer and the Holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(c) No Inconsistent Agreements. Neither the Issuer nor any of its subsidiaries has entered, as of the date hereof, nor shall the Issuer or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(d) No Piggyback on Registrations. Neither the Issuer nor any of its security holders (other than the Holders) may include securities of the Issuer in a Demand Registration Statement, and the Issuer shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

(e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(f) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Issuer of the occurrence of any event of the kind described in Sections 5(c)(v), 5(c)(vi), or 5(c)(vii), as applicable, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of any supplemented Prospectus and/or amended Registration Statement (if required pursuant to Section 5(j)), or until it is advised in writing (the “Advice”) by the Issuer that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Issuer may provide appropriate stop orders to enforce the provisions of this paragraph.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a Business Day or later than 4:30 p.m. (New York

City time) and earlier than 11:59 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of receipt, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth in the Purchase Agreement.

(h) Seller Information. In connection with any offering under any Registration Statement under this Agreement, each Holder shall promptly furnish to the Issuer in writing such information with respect to such Holder and the intended method of disposition of its Registrable Securities as the Issuer may reasonably request or as may be required by law (including, any information necessary to make information previously furnished not contain a material misstatement of fact or omit a material fact necessary in order to make the statements therein not misleading) for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto).

(j) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Issuer may not assign its rights or obligations hereunder without the prior written consent of each Holder. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

(k) Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

(l) GOVERNING LAW; VENUE; WAIVER OF JURY TRAIL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, STOCKHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND U.S. FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND U.S. FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY

THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF ANY PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(n) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o) Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

(p) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Issuer imposed by, any other agreement including, but not limited to, the Purchase Agreement or the Certificate of Designations.

(q) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the parties with respect to such subject matter hereof; provided, however, that for the avoidance of doubt, the commitment letter, dated April 11, 2007, between and among Merrill Lynch, Pierce, Fenner & Smith, Merrill Lynch Capital Corporation, Citigroup Global Markets Inc., Ventas Realty, Limited Partnership and the Issuer shall survive to the extent it addresses matters beyond the scope of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date written above.

VENTAS, INC.

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	General Counsel, Executive Vice President and Secretary

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Michael E. O’Brien
	Name:	Michael E. O’Brien
	Title:	Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Michael Judlowe
	Name:	Michael Judlowe
	Title:	Managing Director – Equity Capital Markets

KEY REAL ESTATE EQUITY CAPITAL, INC.

By:	/s/ Lisa Anne Meyer
	Name:	Lisa Anne Meyer
	Title:	Vice President

CALYON SECURITIES (USA) INC.

By:	/s/ Joseph Marzelli
	Name:	Joseph Marzelli
	Title:	Operations Director

BLUE RIDGE INVESTMENTS, L.L.C.

By:	/s/ James G. Rose, Jr.
	Name:	James G. Rose, Jr.
	Title:	Vice President

BANK OF MONTREAL

By:	/s/ Thomas Batterham
	Name:	Thomas Batterham
	Title:	Managing Director

JP MORGAN VENTURES CORPORATION

By:	/s/ John J. Hyland
	Name:	John J. Hyland
	Title:	Vice President

UBS SECURITIES LLC

By:	/s/ Keith A. Lockwood
	Name:	Keith A. Lockwood
	Title:	Executive Director

By:	/s/ Peter F. Lang
	Name:	Peter F. Lang
	Title:	Executive Director

Schedule I

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

Key Real Estate Equity Capital, Inc.

Calyon Securities (USA) Inc.

Blue Ridge Investments, L.L.C.

Bank of Montreal

JP Morgan Ventures Corporation

UBS Securities LLC